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                              FOURTH AMENDMENT TO
                         UNION TEXAS PETROLEUM SAVINGS
                          PLAN FOR SALARIED EMPLOYEES

         WHEREAS, Union Texas Petroleum Holdings, Inc. (the "Company") and other Employing Companies have heretofore adopted and maintain the Union Texas Petroleum Savings Plan for Salaried Employees as amended and restated effective January 1, 1993 (the "Plan") for the benefit of their eligible employees; and

         WHEREAS, Union Texas Venezuela, Limited has agreed to purchase all of the stock of Compania Occidental de Hidrocarburos, Inc. from Occidental Oil and Gas Corporation (the "Stock Purchase"); and

         WHEREAS, upon consummation of the Stock Purchase the Company or subsidiaries of the Company will offer employment to certain individuals currently employed by Occidental Oil and Gas Corporation or its affiliates other than Compania Occidental De Hidrocarburos, Inc.; and

         WHEREAS, the Company desires to amend the Plan in certain respects as to the benefits of individuals who transfer employment from Occidental Oil and Gas Corporation or its affiliates other than Compania Occidental de Hidrocarburos, Inc. to the Company or one of its subsidiaries in connection with the Stock Purchase (the "Occidental Transferred Employees");

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Effective as of the closing date of the Stock Purchase, the Plan is hereby amended to provide that the Occidental Transferred Employees who transfer employment to the Company or one of its subsidiaries at the closing date of the Stock Purchase or within 60 days after such closing date and who are eligible to participate in the Plan shall be credited for vesting purposes under the Plan with all service such employees were credited with by Occidental Oil and Gas Corporation.

         2. The terms used in this document with initial capitalization shall have the same meaning as are ascribed to such terms under the Plan, except as otherwise specifically indicated herein.

         3. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.


                                        By: /s/ JOHN L. WHITMIRE
                                            ------------------------------------
                                            John L. Whitmire
                                            Chairman and Chief Executive Officer